Loans and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2011
Loans and Allowance for Loan Losses [Abstract]
Loans and Allowance for Loan Losses
6.	Loans and Allowance for Loan Losses

Loans at December 31 are summarized as follows:

	2011	2010
	(In thousands)

First mortgage loans:
One- to four-family
Amortizing	$23,480,909	$24,912,935
Interest-only	4,779,863	5,136,463
FHA/VA	734,781	499,724
Multi-family and commercial	39,634	48,067
Construction	4,929	9,081

Total first mortgage loans	29,040,116	30,606,270

Consumer and other loans:
Fixed–rate second mortgages	131,597	160,896
Home equity credit lines	134,502	137,467
Other	21,130	19,264

Total consumer and other loans	287,229	317,627

Total loans	$29,327,345	$30,923,897

There were no loans held for sale at December 31, 2011 and 2010.

The following tables present the composition of our loan portfolio by credit quality indicator at the dates indicated:

Credit Risk Profile based on Payment Activity

			(In thousands)

	One-to four- family first mortgage loans		Other first Mortgages		Consumer and Other			Total Loans
December 31, 2011	Amortizing	Interest-only	Multi-family and Commercial	Construction	Fixed-rate second mortgages	Home Equity credit lines	Other
Performing	$23,417,785	$4,566,001	$37,411	$585	$130,869	$130,897	$21,110	$28,304,658
Non-performing	797,905	213,862	2,223	4,344	728	3,605	20	1,022,687

Total	$24,215,690	$4,779,863	$39,634	$4,929	$131,597	$134,502	$21,130	$29,327,345

December 31, 2010
Performing	$24,733,745	$4,957,115	$46,950	$1,521	$160,456	$135,111	$17,740	$30,052,638
Non-performing	678,914	179,348	1,117	7,560	440	2,356	1,524	871,259

Total	$25,412,659	$5,136,463	$48,067	$9,081	$160,896	$137,467	$19,264	$30,923,897

Notes to Consolidated Financial Statements

Credit Risk Profile by Internally Assigned Grade
			(In thousands)

	One-to four- family first mortgage loans		Other first Mortgages		Consumer and Other			Total Loans
December 31, 2011	Amortizing	Interest-only	Multi-family and Commercial	Construction	Fixed-rate second mortgages	Home Equity credit lines	Other
Pass	$23,325,078	$4,536,090	$23,997	$-	$130,649	$130,487	$19,231	$28,165,532
Special mention	146,391	26,428	2,989	-	220	410	593	177,031
Substandard	744,221	217,345	12,648	4,929	728	3,605	1,306	984,782

Total	$24,215,690	$4,779,863	$39,634	$4,929	$131,597	$134,502	$21,130	$29,327,345

December 31, 2010
Pass	$24,646,101	$4,927,545	$37,697	$1,521	$160,216	$134,408	$17,737	$29,925,225
Special mention	151,800	29,570	1,199	-	240	703	3	183,515
Substandard	614,758	179,348	1,117	7,560	440	2,356	1,524	807,103
Doubtful	-	-	8,054	-	-	-	-	8,054

Total	$25,412,659	$5,136,463	$48,067	$9,081	$160,896	$137,467	$19,264	$30,923,897

Loan classifications are defined as follows:

•

Pass – These loans are well protected by the current net worth and paying capacity of the obligor (or guarantors, if any) or by the fair value, less cost to acquire and sell, of any underlying collateral in a timely manner.

•	Special Mention – These loans have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of repayment prospects.
•

Substandard – These loans are inadequately protected by the current net worth and paying capacity of the obligor or by the collateral pledged, if any. Assets so classified must have a well-defined weakness, or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that we will sustain some loss if the deficiencies are not corrected.

•

Doubtful – These loans have all the weaknesses inherent in a loan classified substandard with the added characteristic that the weaknesses make the full recovery of our principal balance highly questionable and improbable on the basis of currently known facts, conditions, and values. The likelihood of a loss on an asset or portion of an asset classified Doubtful is high. Its classification as Loss is not appropriate, however, because pending events are expected to materially affect the amount of loss.

•

Loss – These loans are considered uncollectible and of such little value that a charge-off is warranted. This classification does not necessarily mean that an asset has no recovery or salvage value; but rather, there is much doubt about whether, how much, or when the recovery will occur.

We evaluate the classification of our one-to four- family mortgage loans, consumer loans and other loans primarily on a pooled basis by delinquency. Loans that are past due 60 to 89 days are classified as special mention and loans that are past due 90 days or more are classified as substandard. We obtain updated valuations for one- to four- family mortgage loans by the time a loan becomes 180 days past due. If necessary, we charge-off an amount to reduce the carrying value of the loan to the value of the underlying property, less estimated selling costs. Since we record the charge-off when we receive the updated valuation, we typically do not have any residential first mortgages classified as doubtful or loss. We evaluate troubled debt restructured loans, multi-family, commercial and construction loans individually and base our classification on the debt service capability of the underlying property as well as secondary sources of repayment such as the borrower’s and any guarantor’s ability and willingness to provide debt service.

Originating loans secured by residential real estate is our primary business. Our financial results may be adversely affected by changes in prevailing economic conditions, either nationally or in our local New Jersey and metropolitan New York market areas, including decreases in real estate values, adverse employment conditions, the monetary and fiscal policies of the federal and state government and other significant external events. As a result of our lending practices, we have a concentration of loans secured by real property located primarily in New Jersey, New York and Connecticut (the “New York metropolitan area”). At December 31, 2011 approximately 81.7% of our total loans are in the New York metropolitan area.

Included in our loan portfolio at December 31, 2011 and December 31, 2010 are $4.78 billion and $5.14 billion, respectively, of interest-only one-to four-family residential mortgage loans. These loans are originated as adjustable-rate mortgage (“ARM”) loans with initial terms of five, seven or ten years with the interest-only portion of the payment based upon the initial loan term, or offered on a 30-year fixed-rate loan with interest-only payments for the first 10 years of the obligation. At the end of the initial 5-, 7- or 10-year interest-only period, the loan payment will adjust to include both principal and interest and will amortize over the remaining term so the loan will be repaid at the end of its original life. We had $213.9 million and $179.3 million of non-performing interest-only one-to four-family residential mortgage loans at December 31, 2011 and December 31, 2010, respectively.

In addition to our full documentation loan program, we originate loans to certain eligible borrowers as limited documentation loans. We have originated these types of loans for over 15 years. Loans eligible for limited documentation processing are ARM loans, interest-only first mortgage loans and 10-, 15-, 20- and 30-year fixed-rate loans to owner-occupied primary and second home applicants. These loans are available in amounts up to 70% of the lower of the appraised value or purchase price of the property. Generally the maximum loan amount for limited documentation loans is $750,000 and these loans are subject to higher interest rates than our full documentation loan products. Limited documentation loans have an inherently higher level of risk compared to loans with full documentation. Included in our loan portfolio at December 31, 2011 are $3.85 billion of originated amortizing limited documentation loans and $956.2 million of originated limited documentation interest-only loans. Non-performing loans at December 31, 2011 include $126.9 million of originated amortizing limited documentation loans and $71.0 million of originated interest-only limited documentation loans. Included in our loan portfolio at December 31, 2010 are $3.38 billion of originated amortizing limited documentation loans and $938.8 million of originated limited documentation interest-only loans. Non-performing loans at December 31, 2010 include $91.5 million of originated amortizing limited documentation loans and $58.3 million of originated interest-only limited documentation loans.

Notes to Consolidated Financial Statements

The following table is a comparison of our delinquent loans by class as of the date indicated:

	30-59 Days	60-89 Days	90 Days or more	Total Past Due	Current Loans	Total Loans	90 Days or more and accruing (1)
At December 31, 2011	(In thousands)
One- to four-family first mortgages:
Amortizing	$357,099	$158,546	$797,905	$1,313,550	$22,902,140	$24,215,690	$97,476
Interest-only	63,360	27,833	213,862	305,055	4,474,808	4,779,863	-
Multi-family and commercial mortgages	1,521	393	2,223	4,137	35,497	39,634	-
Construction loans	-	-	4,344	4,344	585	4,929	-
Consumer and other loans:
Fixed-rate second mortgages	1,202	220	728	2,150	129,447	131,597	-
Home equity lines of credit	2,471	410	3,605	6,486	128,016	134,502	-
Other	1,536	2	20	1,558	19,572	21,130	-

Total	$427,189	$187,404	$1,022,687	$1,637,280	$27,690,065	$29,327,345	$97,476

At December 31, 2010
One- to four-family first mortgages:
Amortizing	$363,583	$161,530	$678,914	$1,204,027	$24,208,632	$25,412,659	$64,156
Interest-only	47,479	29,570	179,348	256,397	4,880,066	5,136,463	-
Multi-family and commercial mortgages	3,199	1,199	1,117	5,515	42,552	48,067	-
Construction loans	-	-	7,560	7,560	1,521	9,081	-
Consumer and other loans:
Fixed-rate second mortgages	896	240	440	1,576	159,320	160,896	-
Home equity lines of credit	2,419	703	2,356	5,478	131,989	137,467	-
Other	1,330	3	1,524	2,857	16,407	19,264	-

Total	$418,906	$193,245	$871,259	$1,483,410	$29,440,487	$30,923,897	$64,156

      (1) Loans that are past due 90 days or more and still accruing interest are loans that are guaranteed by the FHA.

The following table presents the geographic distribution of our loan portfolio as a percentage of total loans and of our non-performing loans as a percentage of total non-performing loans at December 31:

	2011		2010

	Total loans	Non-performing Loans	Total loans	Non-performing Loans

New Jersey	44.7%	51.3%	44.0%	45.7%
New York	22.4	19.5	19.9	18.7
Connecticut	14.6	6.8	14.5	6.5

Total New York metropolitan area	81.7	77.6	78.4	70.9

Pennsylvania	4.7	1.4	3.1	1.2
Virginia	2.6	2.9	3.5	4.6
Illinois	2.3	4.7	3.0	4.9
Maryland	2.0	3.2	2.7	4.4
All others	6.7	10.2	9.3	14.0

Total outside New York metropolitan area	18.3	22.4	21.6	29.1

	100.0%	100.0%	100.0%	100.0%

Notes to Consolidated Financial Statements

The following is a summary of loans, by class, on which the accrual of income has been discontinued and loans that are contractually past due 90 days or more but have not been classified as non-accrual at December 31:

	2011	2010
	(In thousands)

Non-accrual loans:
One-to four-family amortizing loans	$700,429	$614,758
One-to four-family interest-only loans	213,862	179,348
Multi-family and commercial mortgages	2,223	1,117
Construction loans	4,344	7,560
Fixed-rate second mortgages	728	440
Home equity lines of credit	3,605	2,356
Other loans	20	1,524

Total non-accrual loans	925,211	807,103
Accruing loans delinquent 90 days or more (1)	97,476	64,156

Total non-performing loans	$1,022,687	$871,259

(1) Loans that are past due 90 days or more and still accruing interest are loans that are insured by the FHA.

The total amount of interest income on non-accrual loans that would have been recognized if interest on all such loans had been recorded based upon original contract terms amounted to approximately $56.2 million. The total amount of interest income received during the year on non-accrual loans amounted to approximately $2.6 million during 2011. Hudson City is not committed to lend additional funds to borrowers on non-accrual status.

Loans modified in a troubled debt restructuring totaled $66.5 million at December 31, 2011 of which $7.4 million are 30 to 59 days past due, $4.8 million are 60 to 89 days past due and $11.4 million are 90 days or more past due and are included in non-accrual loans. The remaining troubled debt restructurings were current at December 31, 2011 and have complied with the terms of their restructure agreement. We discontinue accruing interest on troubled debt restructurings that are past due 90 days or more or if we believe we will not collect all amounts contractually due. Approximately $3.3 million of troubled debt restructurings that were previously accruing interest became 90 days or more past due during 2011 for which we ceased accruing interest. At December 31, 2010, loans modified in a troubled debt restructuring totaled $11.1 million all of which were current at the time of their restructuring and were in compliance with the terms of their restructure agreement at December 31, 2010. As a result of our adoption of ASU No. 2011-02 in the second quarter of 2011, we determined that approximately $26.2 million of residential mortgage loans were troubled debt restructurings that were not previously considered as such.

The following table is a comparison of our troubled debt restructuring by class as of the date indicated.

	December 31, 2011			December 31, 2010

	Number of Contracts	Pre-restructuring Outstanding Recorded Investment	Post-restructuring Outstanding Recorded Investment	Number of Contracts	Pre-restructuring Outstanding Recorded Investment	Post-restructuring Outstanding Recorded Investment
	(In thousands)

Troubled debt restructurings:
One-to-four family first mortgages:
Amortizing	146	$57,336	$53,831	6	$2,014	$2,031
Interest-only	9	4,970	4,799	1	1,093	1,103
Multi-family and commercial mortgages	2	7,911	7,911	2	7,911	7,911

Total	157	$70,217	$66,541	9	$11,018	$11,045

Notes to Consolidated Financial Statements

Upon request, we will generally agree to a short-term payment plan for certain residential mortgage loan borrowers. Many of these customers are current as to their mortgage payments, but may be anticipating a short-term cash flow need and want to protect their credit history. The extent of these plans is generally limited to no more than a six-month deferral of principal payments. Pursuant to these short-term payment plans, we do not modify mortgage notes, recast legal documents, extend maturities or reduce interest rates. We also do not forgive any interest or principal. These loans have not been classified as troubled debt restructurings since we collect all principal and interest, the deferral period is short and any reduction in the present value of cash flows is due to the insignificant delay in the timing of principal payments. As a result, these restructurings did not meet the requirements in ASU No. 2011-02 to be considered a troubled debt restructuring. The principal balance of loans with payment plans at December 31, 2011 amounted to $28.1 million, including $19.7 million of loans that are current, $2.0 million that are 30 to 59 days past due, $3.1 million that are 60 to 89 days past due and $3.3 million that are non-accrual loans and 90 days or more past due. The principal balance of loans with payment plans at December 31, 2010 amounted to $81.3 million, including loans that were determined to be troubled debt restructurings as a result of our adoption of ASU No. 2011-02. Of the $81.3 million of loans in payment plans at December 31, 2010, $54.4 million were current, $13.9 million were 30 to 59 days past due, $4.7 million were 60 to 89 days past due and $8.3 million were 90 days or more past due.

Loans evaluated for impairment include loans classified as troubled debt restructurings and non-performing multi-family, commercial and construction loans. The following table presents our loans evaluated for impairment by class at the date indicated:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
	(In thousands)

December 31, 2011

One-to four-family amortizing loans	$53,831	$56,876	$-	$55,595	$2,411
One-to four-family interest-only loans	4,799	4,974	-	4,891	159
Multi-family and commercial mortgages	6,548	10,266	3,718	10,294	485
Construction loans	3,622	4,344	722	4,752	-

Total	$68,800	$76,460	$4,440	$75,532	$3,055

December 31, 2010

One-to four-family amortizing loans	$2,031	$2,031	$-	$2,031	$106
One-to four-family interest-only loans	1,104	1,104	-	1,104	55
Multi-family and commercial mortgages	5,712	9,161	3,449	9,159	485
Construction loans	5,863	7,560	1,697	6,949	-

Total	$14,710	$19,856	$5,146	$19,243	$646

Notes to Consolidated Financial Statements

An analysis of the ALL at December 31 follows:

	2011	2010	2009

	(In thousands)

Balance at beginning of year	$236,574	$140,074	$49,797

Charge-offs	(97,096)	(110,771)	(48,133)
Recoveries	14,313	12,271	910

Net charge-offs	(82,783)	(98,500)	(47,223)

Provision for loan losses	120,000	195,000	137,500

Balance at end of year	$273,791	$236,574	$140,074

The following table presents the activity in our ALL by portfolio segment at the year indicated.

	At December 31, 2011

	One-to four- Family Mortgages	Multi-family and Commercial Mortgages	Construction	Consumer and Other Loans	Total

	(In thousands)

Balance at December 31, 2009	$133,927	$1,304	$1,865	$2,978	$140,074
Provision for loan losses	191,697	3,115	(137)	325	195,000

Charge-offs	(110,669)	-	-	(102)	(110,771)
Recoveries	12,269	-	-	2	12,271

Net (charge-offs) recoveries	(98,400)	-	-	(100)	(98,500)

Balance at December 31, 2010	$227,224	$4,419	$1,728	$3,203	$236,574
Provision for loan losses	120,126	(37)	(994)	905	120,000

Charge-offs	(96,714)	-	-	(382)	(97,096)
Recoveries	14,286	-	-	27	14,313

Net (charge-offs) recoveries	(82,428)	-	-	(355)	(82,783)

Balance at December 31, 2011	$264,922	$4,382	$734	$3,753	$273,791

Loan portfolio:
Balance at end of year
Individually evaluated for impairment	$58,630	$10,266	$4,344	$-	$73,240
Collectively evaluated for impairment	28,936,923	29,368	585	287,229	29,254,105
Allowance
Individually evaluated for impairment	$1,335	$3,718	$722	$-	$5,775
Collectively evaluated for impairment	263,587	664	12	3,753	268,016

The ultimate ability to collect the loan portfolio is subject to changes in the real estate market and future economic conditions. Since 2008, there has been a decline in house prices, both nationally and locally. Housing market conditions in our lending market areas weakened during this period as evidenced by reduced levels of sales, increasing inventories of houses on the market, declining house prices and an increase in the length of time houses remain on the market.

Although we believe that we have established and maintained the ALL at adequate levels, additions may be necessary if future economic and other conditions differ substantially from the current operating environment. While we continue to adhere to prudent underwriting standards, we are geographically concentrated in the New York metropolitan area of the United States and, therefore, are not immune to negative consequences arising from overall economic weakness and, in particular, a sharp downturn in the housing industry. Continued decreases in real estate values could adversely affect the value of property used as collateral for our loans. No assurance can be given in any particular case that our loan-to-value ratios will provide full protection in the event of borrower default. Adverse changes in the economy and increases in the unemployment rate may have a negative effect on the ability of our borrowers to make timely loan payments, which would have an adverse impact on our earnings. A further increase in loan delinquencies would decrease our net interest income and may adversely impact our loss experience on non-performing loans which may result in an increase in the loss factors used in our quantitative analysis of the ALL, causing increases in our provision and ALL. Although we use the best information available, the level of the ALL remains an estimate that is subject to significant judgment and short-term change.

We obtain new collateral values by the time a loan becomes 180 days delinquent and then annually thereafter. If the estimated fair value of the collateral (less estimated selling costs) is less than the recorded investment in the loan, we charge-off an amount to reduce the loan to the fair value of the collateral less estimated selling costs. As a result, certain losses inherent in our non-performing loans are being recognized as charge-offs which may result in a lower ratio of the ALL to non-performing loans. Net charge-offs amounted to $82.8 million for 2011 as compared to $98.5 million for 2010.